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                                                                    EXHIBIT 7.12

                            ARTICLES OF INCORPORATION
                                       OF
                          MARION AND CADELL S. LIEDTKE
                          FAMILY CHARITABLE FOUNDATION

The undersigned natural person over the age of 18, acting as incorporator, adopts the following Articles of Incorporation of MARION AND CADELL S. LIEDTKE FAMILY CHARITABLE FOUNDATION:

                                    ARTICLE I
                                      NAME

         The name of the Corporation is MARION AND CADELL S. LIEDTKE FAMILY CHARITABLE FOUNDATION.

                                   ARTICLE II
                              NONPROFIT CORPORATION

         The Corporation is a nonprofit corporation. When it dissolves, all of its assets will be distributed to the State of Texas or an organization exempt from taxes under Internal Revenue Code Section 501(c)(3) for one or more purposes exempt under the Texas franchise tax.

                                   ARTICLE III
                                    DURATION

         The Corporation will continue in perpetuity.

                                   ARTICLE IV
                                    PURPOSES

         The purposes for organizing the Corporation are to receive and administer funds which shall be used exclusively for the performance of charitable activities within the meaning of Internal Revenue Code Section 501(c)(3) and Texas Tax Code Section 11.18(c). Specifically, the Corporation is organized to engage directly in the support of charitable, religious, literary, scientific, and educational purposes and to support other qualifying organizations or entities engaged in charitable, religious, literary, scientific, or educational purposes, all in compliance with the Corporation's tax exempt status, the Internal Revenue Code and Texas law.

                                    ARTICLE V
                                     POWERS

         Except as these Articles otherwise provide, the Corporation has all the powers provided in the Texas Non-Profit Corporation Act. Moreover, the Corporation has all implied powers

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




necessary and proper to carry out its express powers. The Corporation may reasonably compensate directors or officers for services rendered to or for the Corporation in furtherance of one or more of its purposes.

                                   ARTICLE VI
                          RESTRICTIONS AND REQUIREMENTS

         The Corporation may not take any action that would be inconsistent with the requirements for a tax exemption under Internal Revenue Code Section 501(c)(3) and related regulations, rulings, and procedures. Nor may it take any action that would be inconsistent with the requirements for receiving tax-deductible charitable contributions under Internal Revenue Code Section 170(c)(2) and related regulations, rulings, and procedures. Regardless of any other provision in these Articles of Incorporation or state law, the Corporation may not:

         1. Engage in activities or use its assets in manners that do not further one or more exempt purposes, as set forth in these Articles and defined by the Internal Revenue Code and related regulations, rulings, and procedures, except to an insubstantial degree.

         2. Serve a private interest other than one clearly incidental to an overriding public interest.

         3. Devote more than an insubstantial part of its activities to attempting to influence legislation by propaganda or otherwise, except as provided by the Internal Revenue Code and related regulations, rulings, and procedures.

         4. Participate in or intervene in any political campaign on behalf of or in opposition to any candidate for public office. The prohibited activities include publishing or distributing statements and any other direct or indirect campaign activities.

         5. Have objectives characterizing it as an "action organization" as defined by the Internal Revenue Code and related regulations, rulings, and procedures.

         6. Distribute its assets on dissolution other than for one or more exempt purposes. On dissolution, the Corporation's assets will be distributed to the state government for a public purpose, or to an organization exempt from taxes under Internal Revenue Code Section 501(c)(3) to be used to accomplish the general purposes for which the Corporation was organized.

         7. Permit any part of the Corporation's net earnings to inure to the benefit of any director or any private individual.

         8. Carry on an unrelated trade or business, except as a secondary purpose related to the Corporation's primary, exempt purposes.

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




         In addition, the Corporation shall make distributions at such times and in such manners as to avoid the tax under Internal Revenue Code Section 4942. Also, the Corporation may not:

         1. Engage in any act of self-dealing as defined in Internal Revenue Code Section 4941(d).

         2. Retain excess business holdings as defined in Internal Revenue Code Section 4943(c).

         3. Make any investments that would subject it to the tax described in Internal Revenue Code Section 4944.

         4.    Make any taxable expenditures as defined in Internal Revenue Code
         Section 4945(e).

                                   ARTICLE VII
                                   MEMBERSHIP

         The Corporation will have no members.

                                  ARTICLE VIII
                       INITIAL REGISTERED OFFICE AND AGENT

         The street address of the Corporation's initial registered office is 900 North "F" Street, Midland, Texas 79701. The name of the initial registered agent at this office is Cadell S. Liedtke.

                                   ARTICLE IX
                          MANAGING BODY OF CORPORATION

         The management of the corporation is vested in its Board of Directors and such committees of the board that the board may, from time-to-time, establish. The bylaws will provide the qualifications, manner of selection, duties, terms, and other matters relating to the Board of Directors.

         The initial Board will consist of three (3) persons. The initial Board will consist of the following persons at the following addresses:

                 NAME                      ADDRESS
                 ----                      -------

                 Cadell S. Liedtke         900 North "F" Street
                                           Midland, Texas 79701

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                 Marion Liedtke            900 North "F" Street
                                           Midland, Texas 79701

                 Leslie J. Liedtke         900 North "F" Street
                                           Midland, Texas 79701

         The number of directors may be increased or decreased by amending the bylaws. The number of directors may not be decreased to fewer than three.

                                    ARTICLE X
                      LIMITATION ON LIABILITY OF DIRECTORS

         A director is not liable to the Corporation for monetary damages for an act or omission in the director's capacity as director except as otherwise provided by Texas law.

                                   ARTICLE XI
                                 INDEMNIFICATION

         The Corporation may indemnify a person who was, is, or is threatened to be made a named defendant or respondent in litigation or other proceedings because the person is or was a director or other person related to the Corporation as provided by the provisions of the Texas Non-Profit Corporation Act governing indemnification.

         As the bylaws provide, the Board of Directors may define the requirements and limitations for the Corporation to indemnify directors, officers, or others related to the Corporation.

                                   ARTICLE XII
                                  CONSTRUCTION

         All references in these Articles to statutes, regulations, or other sources of legal authority refer to the authorities cited, or their successors, as they may be amended from time to time.

                                  ARTICLE XIII
                            ACTION BY WRITTEN CONSENT

         Action may be taken by use of signed written consents by the number of directors whose vote would be necessary to take action at a meeting at which all such persons entitled to vote were present and voted. Each written consent must bear the date of signature of each person signing it. A consent signed by fewer than all of the directors is not effective to take the intended action unless consents, signed by the required number of persons, are delivered to the Corporation within 60 days after the date of the earliest-dated consent delivered to the Corporation. Delivery must be made by hand, or by certified or registered mail, return receipt requested. The delivery may be made to the Corporation's registered office, registered agent, or an officer or agent having

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custody of books in which the relevant proceedings are recorded. If delivery is made to the Corporation's principal place of business, the consent must be addressed to the president or principal executive officer.

         The Corporation will give prompt notice of the action taken to persons who do not sign consents. If the action requires documents to be filed with the Secretary of State of Texas, the filed documents will state that the written-consent procedures have been properly followed. A telegram, telex, cablegram, or similar transmission by a member, director, or committee member, or photographic, facsimile, or similar reproduction of a signed writing shall be regarded as being signed by the director.

                                   ARTICLE XVI
                                  INCORPORATORS

         The name and street address of the incorporator is Stephen C. Byrd, 500
W. Illinois, Suite 300, Midland, Texas 79701.

         I execute these Articles of Incorporation on May 22, 1997.



                                          /s/ Stephen C. Byrd
                                       --------------------------------------
                                       Stephen C. Byrd

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




                            ARTICLES OF INCORPORATION
                                       OF
                       GRELLA FAMILY CHARITABLE FOUNDATION

The undersigned natural person over the age of 18, acting as incorporator, adopts the following Articles of Incorporation of GRELLA FAMILY CHARITABLE
FOUNDATION:

                                    ARTICLE I
                                      NAME

         The name of the Corporation is GRELLA FAMILY CHARITABLE FOUNDATION.

                                   ARTICLE II
                              NONPROFIT CORPORATION

         The Corporation is a nonprofit corporation. When it dissolves, all of its assets will be distributed to the State of Texas or an organization exempt from taxes under Internal Revenue Code Section 501(c)(3) for one or more purposes exempt under the Texas franchise tax.

                                   ARTICLE III
                                    DURATION

         The Corporation will continue in perpetuity.

                                   ARTICLE IV
                                    PURPOSES

         The purposes for organizing the Corporation are to receive and administer funds which shall be used exclusively for the performance of charitable activities within the meaning of Internal Revenue Code Section 501(c)(3) and Texas Tax Code Section 11.18(c). Specifically, the Corporation is organized to engage directly in the support of charitable, religious, literary, scientific, and educational purposes and to support other qualifying organizations or entities engaged in charitable, religious, literary, scientific, or educational purposes, all in compliance with the Corporation's tax exempt status, the Internal Revenue Code and Texas law.

                                    ARTICLE V
                                     POWERS

         Except as these Articles otherwise provide, the Corporation has all the powers provided in the Texas Non-Profit Corporation Act. Moreover, the Corporation has all implied powers necessary and proper to carry out its express powers. The Corporation may reasonably compensate directors or officers for services rendered to or for the Corporation in furtherance of one or more of its purposes.

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                                   ARTICLE VI
                          RESTRICTIONS AND REQUIREMENTS

         The Corporation may not take any action that would be inconsistent with the requirements for a tax exemption under Internal Revenue Code Section 501(c)(3) and related regulations, rulings, and procedures. Nor may it take any action that would be inconsistent with the requirements for receiving tax-deductible charitable contributions under Internal Revenue Code Section 170(c)(2) and related regulations, rulings, and procedures. Regardless of any other provision in these Articles of Incorporation or state law, the Corporation may not:

         1. Engage in activities or use its assets in manners that do not further one or more exempt purposes, as set forth in these Articles and defined by the Internal Revenue Code and related regulations, rulings, and procedures, except to an insubstantial degree.

         2. Serve a private interest other than one clearly incidental to an overriding public interest.

         3. Devote more than an insubstantial part of its activities to attempting to influence legislation by propaganda or otherwise, except as provided by the Internal Revenue Code and related regulations, rulings, and procedures.

         4. Participate in or intervene in any political campaign on behalf of or in opposition to any candidate for public office. The prohibited activities include publishing or distributing statements and any other direct or indirect campaign activities.

         5. Have objectives characterizing it as an "action organization" as defined by the Internal Revenue Code and related regulations, rulings, and procedures.

         6. Distribute its assets on dissolution other than for one or more exempt purposes. On dissolution, the Corporation's assets will be distributed to the state government for a public purpose, or to an organization exempt from taxes under Internal Revenue Code Section 501(c)(3) to be used to accomplish the general purposes for which the Corporation was organized.

         7. Permit any part of the Corporation's net earnings to inure to the benefit of any director or any private individual.

         8. Carry on an unrelated trade or business, except as a secondary purpose related to the Corporation's primary, exempt purposes.

         In addition, the Corporation shall make distributions at such times and in such manners as to avoid the tax under Internal Revenue Code Section 4942. Also, the Corporation may not:

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         1.    Engage in any act of self-dealing as defined in Internal Revenue
         Code Section 4941(d).

         2. Retain excess business holdings as defined in Internal Revenue Code Section 4943(c).

         3. Make any investments that would subject it to the tax described in Internal Revenue Code Section 4944.

         4.    Make any taxable expenditures as defined in Internal Revenue Code
         Section 4945(e).

                                   ARTICLE VII
                                   MEMBERSHIP

         The Corporation will have no members.

                                  ARTICLE VIII
                       INITIAL REGISTERED OFFICE AND AGENT

         The street address of the Corporation's initial registered office is 400 W. Illinois, Suite 1000, Midland, Texas 79701. The name of the initial registered agent at this office is Michael J. Grella.

                                   ARTICLE IX
                          MANAGING BODY OF CORPORATION

         The management of the corporation is vested in its Board of Directors and such committees of the board that the board may, from time-to-time, establish. The bylaws will provide the qualifications, manner of selection, duties, terms, and other matters relating to the Board of Directors.

         The initial Board will consist of three (3) persons. The initial Board will consist of the following persons at the following addresses:

                 NAME                      ADDRESS
                 ----                      -------

                 Michael J. Grella         400 W. Illinois, Suite 1000
                                           Midland, Texas 79701

                                       3

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                 Katherine A. Grella       400 W. Illinois, Suite 1000
                                           Midland, Texas 79701

                 John S. Grella            400 W. Illinois, Suite 1000
                                           Midland, Texas 79701

         The number of directors may be increased or decreased by amending the bylaws. The number of directors may not be decreased to fewer than three.

                                    ARTICLE X
                      LIMITATION ON LIABILITY OF DIRECTORS

         A director is not liable to the Corporation for monetary damages for an act or omission in the director's capacity as director except as otherwise provided by Texas law.

                                   ARTICLE XI
                                 INDEMNIFICATION

         The Corporation may indemnify a person who was, is, or is threatened to be made a named defendant or respondent in litigation or other proceedings because the person is or was a director or other person related to the Corporation as provided by the provisions of the Texas Non-Profit Corporation Act governing indemnification.

         As the bylaws provide, the Board of Directors may define the requirements and limitations for the Corporation to indemnify directors, officers, or others related to the Corporation.

                                   ARTICLE XII
                                  CONSTRUCTION

         All references in these Articles to statutes, regulations, or other sources of legal authority refer to the authorities cited, or their successors, as they may be amended from time to time.

                                  ARTICLE XIII
                            ACTION BY WRITTEN CONSENT

         Action may be taken by use of signed written consents by the number of directors whose vote would be necessary to take action at a meeting at which all such persons entitled to vote were present and voted. Each written consent must bear the date of signature of each person signing it. A consent signed by fewer than all of the directors is not effective to take the intended action unless consents, signed by the required number of persons, are delivered to the Corporation within 60 days after the date of the earliest-dated consent delivered to the Corporation. Delivery must be made by hand, or by certified or registered mail, return receipt requested. The delivery may be made to the Corporation's registered office, registered agent, or an officer or agent having custody of books in which the relevant proceedings are recorded. If delivery is made to the Corporation's principal place of business, the consent must be addressed to the president or principal executive officer.

         The Corporation will give prompt notice of the action taken to persons who do not sign consents. If the action requires documents to be filed with the Secretary of State of Texas, the filed documents will state that the written-consent procedures have been properly followed. A telegram, telex, cablegram, or similar transmission by a member, director, or committee member, or photographic, facsimile, or similar reproduction of a signed writing shall be regarded as being signed by the director.

                                   ARTICLE XVI
                                  INCORPORATORS

         The name and street address of the incorporator is Stephen C. Byrd, 500
W. Illinois, Suite 300, Midland, Texas 79701.

         I execute these Articles of Incorporation on May 22, 1997.



                                            /s/ Stephen C. Byrd
                                       --------------------------------------
                                       Stephen C. Byrd

                                       5

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                            ARTICLES OF INCORPORATION
                                       OF
                     MUSSELMAN FAMILY CHARITABLE FOUNDATION

The undersigned natural person over the age of 18, acting as incorporator, adopts the following Articles of Incorporation of MUSSELMAN FAMILY CHARITABLE
FOUNDATION:

                                    ARTICLE I
                                      NAME

         The name of the Corporation is MUSSELMAN FAMILY CHARITABLE FOUNDATION.

                                   ARTICLE II
                              NONPROFIT CORPORATION

         The Corporation is a nonprofit corporation. When it dissolves, all of its assets will be distributed to the State of Texas or an organization exempt from taxes under Internal Revenue Code Section 501(c)(3) for one or more purposes exempt under the Texas franchise tax.

                                   ARTICLE III
                                    DURATION

         The Corporation will continue in perpetuity.

                                   ARTICLE IV
                                    PURPOSES

         The purposes for organizing the Corporation are to receive and administer funds which shall be used exclusively for the performance of charitable activities within the meaning of Internal Revenue Code Section 501(c)(3) and Texas Tax Code Section 11.18(c). Specifically, the Corporation is organized to engage directly in the support of charitable, religious, literary, scientific, and educational purposes and to support other qualifying organizations or entities engaged in charitable, religious, literary, scientific, or educational purposes, all in compliance with the Corporation's tax exempt status, the Internal Revenue Code and Texas law.

                                    ARTICLE V
                                     POWERS

         Except as these Articles otherwise provide, the Corporation has all the powers provided in the Texas Non-Profit Corporation Act. Moreover, the Corporation has all implied powers necessary and proper to carry out its express powers. The Corporation may reasonably compensate directors or officers for services rendered to or for the Corporation in furtherance of one or more of its purposes.

                                   ARTICLE VI
                          RESTRICTIONS AND REQUIREMENTS

         The Corporation may not take any action that would be inconsistent with the requirements for a tax exemption under Internal Revenue Code Section 501(c)(3) and related regulations, rulings, and procedures. Nor may it take any action that would be inconsistent with the requirements for receiving tax-deductible charitable contributions under Internal Revenue Code Section 170(c)(2) and related regulations, rulings, and procedures. Regardless of any other provision in these Articles of Incorporation or state law, the Corporation may not:

         1. Engage in activities or use its assets in manners that do not further one or more exempt purposes, as set forth in these Articles and defined by the Internal Revenue Code and related regulations, rulings, and procedures, except to an insubstantial degree.

         2. Serve a private interest other than one clearly incidental to an overriding public interest.

         3. Devote more than an insubstantial part of its activities to attempting to influence legislation by propaganda or otherwise, except as provided by the Internal Revenue Code and related regulations, rulings, and procedures.

         4. Participate in or intervene in any political campaign on behalf of or in opposition to any candidate for public office. The prohibited activities include publishing or distributing statements and any other direct or indirect campaign activities.

         5. Have objectives characterizing it as an "action organization" as defined by the Internal Revenue Code and related regulations, rulings, and procedures.

         6. Distribute its assets on dissolution other than for one or more exempt purposes. On dissolution, the Corporation's assets will be distributed to the state government for a public purpose, or to an organization exempt from taxes under Internal Revenue Code Section 501(c)(3) to be used to accomplish the general purposes for which the Corporation was organized.

         7. Permit any part of the Corporation's net earnings to inure to the benefit of any director or any private individual.

         8. Carry on an unrelated trade or business, except as a secondary purpose related to the Corporation's primary, exempt purposes.

         In addition, the Corporation shall make distributions at such times and in such manners as to avoid the tax under Internal Revenue Code Section 4942. Also, the Corporation may not:

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         1.    Engage in any act of self-dealing as defined in Internal Revenue
         Code Section 4941(d).

         2. Retain excess business holdings as defined in Internal Revenue Code Section 4943(c).

         3. Make any investments that would subject it to the tax described in Internal Revenue Code Section 4944.

         4.    Make any taxable expenditures as defined in Internal Revenue Code
         Section 4945(e).

                                   ARTICLE VII
                                   MEMBERSHIP

         The Corporation will have no members.

                                  ARTICLE VIII
                       INITIAL REGISTERED OFFICE AND AGENT

         The street address of the Corporation's initial registered office is #3 Deerfield, Midland, Texas 79705. The name of the initial registered agent at this office is Henry G. Musselman.

                                   ARTICLE IX
                          MANAGING BODY OF CORPORATION

         The management of the corporation is vested in its Board of Directors and such committees of the board that the board may, from time-to-time, establish. The bylaws will provide the qualifications, manner of selection, duties, terms, and other matters relating to the Board of Directors.

         The initial Board will consist of three (3) persons. The initial Board will consist of the following persons at the following addresses:

                 NAME                      ADDRESS
                 ----                      -------

                 Henry G. Musselman        #3 Deerfield
                                           Midland, Texas 79705

                 Melinda M. Musselman      #3 Deerfield
                                           Midland, Texas 79705

                 Brian McLaughlin          2311 Seaboard
                                           Midland, Texas 79705

         The number of directors may be increased or decreased by amending the bylaws. The number of directors may not be decreased to fewer than three.

                                    ARTICLE X
                      LIMITATION ON LIABILITY OF DIRECTORS

         A director is not liable to the Corporation for monetary damages for an act or omission in the director's capacity as director except as otherwise provided by Texas law.

                                   ARTICLE XI
                                 INDEMNIFICATION

         The Corporation may indemnify a person who was, is, or is threatened to be made a named defendant or respondent in litigation or other proceedings because the person is or was a director or other person related to the Corporation as provided by the provisions of the Texas Non-Profit Corporation Act governing indemnification.

         As the bylaws provide, the Board of Directors may define the requirements and limitations for the Corporation to indemnify directors, officers, or others related to the Corporation.

                                   ARTICLE XII
                                  CONSTRUCTION

         All references in these Articles to statutes, regulations, or other sources of legal authority refer to the authorities cited, or their successors, as they may be amended from time to time.

                                  ARTICLE XIII
                            ACTION BY WRITTEN CONSENT

         Action may be taken by use of signed written consents by the number of directors whose vote would be necessary to take action at a meeting at which all such persons entitled to vote were present and voted. Each written consent must bear the date of signature of each person signing it. A consent signed by fewer than all of the directors is not effective to take the intended action unless consents, signed by the required number of persons, are delivered to the Corporation within 60 days after the date of the earliest-dated consent delivered to the Corporation. Delivery must be made by hand, or by certified or registered mail, return receipt requested. The delivery may be made to the Corporation's registered office, registered agent, or an officer or agent having custody of books in which the relevant proceedings are recorded. If delivery is made to the Corporation's principal place of business, the consent must be addressed to the president or principal executive officer.

         The Corporation will give prompt notice of the action taken to persons who do not sign consents. If the action requires documents to be filed with the Secretary of State of Texas, the filed documents will state that the written-consent procedures have been properly followed. A telegram, telex, cablegram, or similar transmission by a member, director, or committee member, or photographic, facsimile, or similar reproduction of a signed writing shall be regarded as being signed by the director.

                                   ARTICLE XVI
                                  INCORPORATORS

         The name and street address of the incorporator is Stephen C. Byrd, 500
W. Illinois, Suite 300, Midland, Texas 79701.

         I execute these Articles of Incorporation on May 22, 1997.



                                            /s/ Stephen C. Byrd
                                       --------------------------------------
                                       Stephen C. Byrd